                                                                    EXHIBIT 99.1

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                               MONTHLY OPERATING REPORT
                          FOR THE MONTH ENDED MARCH 31, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

------------------------------------------------------------------------------



                                    DOCUMENT     PREVIOUSLY     EXPLANATION
REQUIRED ATTACHMENTS:               ATTACHED     SUBMITTED        ATTACHED

1.  Tax Receipts                       ( )           (X)             (X)

2.  Bank Statements                    ( )           ( )             (X)

3.  Most recently filed Income         ( )           (X)             ( )
    Tax Return

4.  Most recent Annual Financial       ( )           (X)             ( )
    Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:


/s/ Santo Pittsman                SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER
---------------------------       ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                      TITLE



      SANTO PITTSMAN                             APRIL 29, 1997
---------------------------       ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                     DATE

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                                      ATTACHMENT
                          FOR THE MONTH ENDED MARCH 31, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)


-------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

    Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 69 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                               CONDENSED CONSOLIDATED
                               STATEMENT OF OPERATIONS
                          FOR THE MONTH ENDED MARCH 31, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

-------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

HEADNOTES:

THE AUDIT OF THE FINANCIAL STATEMENTS OF THE DEBTORS FOR THE YEAR ENDED DECEMBER 31, 1996 HAS NOT BEEN COMPLETED. THE DEBTORS DO NOT EXPECT TO FILE THEIR REPORTS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WITH THE SEC UNTIL MAY 31, 1997.

THEREFORE, IN ADDITION TO THE ADJUSTMENTS REFLECTED BELOW, THE FINANCIAL STATEMENTS INCLUDED IN THIS MONTHLY OPERATING REPORT DO NOT REFLECT THE EFFECT OF ANY AUDIT ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH ADJUSTMENTS MAY BE MATERIAL.

THE DEBTORS BELIEVE THAT THERE MAY BE AUDIT ADJUSTMENTS TO ITS ACCOUNTS RECEIVABLE, INVENTORY, FIXED ASSETS AND INTANGIBLE ASSETS. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE AUDIT AND THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

(1) INCLUDES AN ADJUSTMENT OF APPROXIMATELY $10.1 MILLION TO DECREASE SERVICE, RENTS AND MAINTENANCE REVENUE FOR THE FIRST QUARTER OF 1997, $6.7 MILLION OF WHICH RELATES TO JANUARY AND FEBRUARY 1997. SUCH ADJUSTMENT REFLECTS THE RECORDING OF A RESERVE FOR POTENTIAL DISPARITIES BETWEEN RECORDED REVENUES AND COLLECTIONS. ACCORDINGLY, RESULTS FOR THE MONTH OF MARCH 1997 ARE NOT INDICATIVE OF THE DEBTORS' UNDERLYING PERFORMANCE DURING THAT MONTH.

(2)  INCLUDES AN ADJUSTMENT OF APPROXIMATELY $1.0 MILLION TO DECREASE
COST OF PRODUCTS SOLD DURING THE FIRST QUARTER OF 1997. SUCH ADJUSTMENT IS OFFSET BY A REDUCTION IN AN INVENTORY RESERVE ESTABLISHED AS OF DECEMBER 31, 1996. SEE HEADNOTES 1 AND 2 TO CONSOLIDATED BALANCE SHEET.

                   MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
          FOR THE MONTHS ENDED MARCH 31, 1997 AND FEBRUARY 28, 1997
                                (UNAUDITED)
                              (IN THOUSANDS)

                                                       MARCH          FEBRUARY
                                                       1997             1997
                                                   -------------     ----------

       PAGING REVENUES
           SERVICE, RENTS & MAINTENANCE               $36,633(1)       $46,472

       EQUIPMENT SALES
           PRODUCT SALES                                3,853            2,971
           COST OF PRODUCTS SOLD                        2,808(2)         3,000
                                                   -----------       ----------
             EQUIPMENT MARGIN                           1,045              (29)

           NET REVENUE                                $37,678          $46,443

       OPERATING EXPENSE
           SERVICE, RENTS & MAINTENANCE                11,307           11,587
           SELLING                                      7,015            5,979
           GENERAL ADMINISTRATION                      16,795           17,505
                                                   -----------       ----------
           OPERATING EXPENSE BEFORE DEPR. & AMORT.    $35,117          $35,071

           EBITDA BEFORE RESTRUCTURING COSTS           $2,561          $11,372

           RESTRUCTURING COSTS                          1,841            1,873
                                                   -----------       ----------
           EBITDA AFTER RESTRUCTURING COSTS              $720           $9,499

       DEPRECIATION                                     9,784           12,414
       AMORTIZATION                                     9,233            9,233
                                                   -----------       ----------
           TOTAL DEPRECIATION AND AMORTIZATION        $19,017          $21,647

       OPERATING LOSS                                ($18,297)        ($12,148)

       INTEREST EXPENSE                                 5,194            5,747
       OTHER EXPENSE                                        0                1
                                                   -----------       ----------

       LOSS BEFORE INCOME TAX BENEFIT                ($23,491)        ($17,896)

       INCOME TAX BENEFIT                                   0                0
                                                   -----------       ----------

       NET LOSS                                      ($23,491)        ($17,896)
                                                   -----------       ----------
                                                   -----------       ----------



                                SEE ACCOMPANYING NOTES.

                                        4 OF 17

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONDENSED CONSOLIDATED BALANCE SHEET
                          FOR THE MONTH ENDED MARCH 31, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

THE AUDIT OF THE FINANCIAL STATEMENTS OF THE DEBTORS FOR THE YEAR ENDED DECEMBER 31, 1996 HAVE NOT BEEN COMPLETED. THE DEBTORS DO NOT EXPECT TO FILE THEIR REPORTS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WITH THE SEC UNTIL MAY 31, 1997.

THEREFORE, IN ADDITION TO THE ADJUSTMENTS REFLECTED BELOW, THE FINANCIAL STATEMENTS INCLUDED IN THIS MONTHLY OPERATING REPORT DO NOT REFLECT THE EFFECT OF ANY AUDIT ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH ADJUSTMENTS MAY BE MATERIAL.

THE DEBTORS BELIEVE THAT THERE MAY BE AUDIT ADJUSTMENTS TO ITS ACCOUNTS RECEIVABLE, INVENTORY, FIXED ASSETS AND INTANGIBLE ASSETS. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE AUDIT AND THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

(1) REFLECTS AN APPROXIMATE $1.0 MILLION REDUCTION IN AN INVENTORY RESERVE ESTABLISHED AT DECEMBER 31, 1996. SEE HEADNOTE 2 TO CONSOLIDATED STATEMENT OF OPERATIONS AND HEADNOTE 2 TO CONSOLIDATED BALANCE SHEET.

(2) THE FOLLOWING ADJUSTMENTS HAVE BEEN MADE TO INVENTORY AND ACCUMULATED DEFICIT-PRE-PETITION AS PREVIOUSLY REPORTED AT FEBRUARY 28, 1997: (I) AN ADJUSTMENT OF APPROXIMATELY $3.2 MILLION TO DECREASE INVENTORY, REFLECTING THE ESTABLISHMENT OF A LOWER OF COST OR MARKET RESERVE AT DECEMBER 31, 1996, AND (II) A CORRESPONDING INCREASE IN ACCUMULATED DEFICIT-PRE-PETITION. SEE HEADNOTE 2 TO CONSOLIDATED STATEMENT OF OPERATIONS.

(3) AN ADJUSTMENT HAS BEEN MADE TO PREVIOUSLY REPORTED PROPERTY AND EQUIPMENT, NET AND ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES. INCLUDED IN FEBRUARY 28, 1997 BALANCE SHEET IS (I) AN ADJUSTMENT OF APPROXIMATELY $3.6 MILLION TO DECREASE ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES, REFLECTING A REVIEW OF ACCOUNTS PAYABLE AND THE ELIMINATION OF CERTAIN DUPLICATIVE ENTRIES AT DECEMBER 31, 1996, AND (II) A CORRESPONDING REDUCTION IN PROPERTY AND EQUIPMENT, NET.

(4) THE FEBRUARY 28, 1997 BALANCE SHEET HAS BEEN RESTATED TO REFLECT THE RECLASSIFICATION OF THE CHASE CREDIT FACILITY AND DEFERRED TAX LIABILITY.

                   MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                  AS OF MARCH 31, 1997 AND FEBRUARY 28, 1997
                                 (UNAUDITED)
                                (IN THOUSANDS)



                                                         MARCH 31          FEBRUARY 28
                                                           1997                1997
                                                      --------------     ----------------

 ASSETS:
    CURRENT ASSETS:
       Cash                                                   $14,444           $20,545
       Accounts Receivable, Net                                94,742           102,156
       Inventory                                               10,150(1)          8,768(2)
       Prepaid Expenses                                         1,322             1,275
       Other Current Assets                                     2,682             2,644
                                                      ---------------     -------------
               TOTAL CURRENT ASSETS                           123,340           135,387

    NONCURRENT ASSETS:
       Property and Equipment, Net                            340,205           346,017(3)
       Deferred Financing Fees, Net                            27,923            28,476
       Investment In Net Assets Of Equity Affiliate             2,152             2,089
       Intangible Assets, Net                               1,101,030         1,110,255
       Other Assets                                               637               651
                                                      ---------------     -------------
              TOTAL NONCURRENT ASSETS                       1,471,947         1,487,488


       TOTAL ASSETS                                        $1,595,286        $1,622,875
                                                      ---------------     -------------
                                                      ---------------     -------------


 LIABILITIES AND STOCKHOLDERS' EQUITY:
    LIABILITIES NOT SUBJECT TO COMPROMISE:
       DIP Credit Facility                                    $20,000           $45,000
       Accrued Restructuring Costs                              2,560             1,588
       Accrued Wages, Benefits and Payroll Taxes                5,995             4,285
       Accounts Payable - Post Petition                         5,266             1,193
       Accrued Interest (Chase & DIP Facilities )               4,414             3,075
       Accrued Expenses and Other Current Liabilities          31,113            15,646(3)
       Advance Billings and Customer Deposits                  39,742            40,534
                                                      ---------------     -------------
           Total Liabilities Not Subject To Compromise        109,090           111,321

    LIABILITIES SUBJECT TO COMPROMISE:
       Accrued Wages, Benefits and Payroll Taxes               11,331            11,408
       Chase Credit Facility                                  649,000           649,000
       Notes Payable - 10 1/2%                                174,125           174,125
       Notes Payable - 9 3/8%                                 250,000           250,000
       Notes Payable - Yampol                                     986               986
       Notes Payable - Dial Page 12 1/4%                        1,570             1,570
       Accrued Interest On Notes Payable                       20,755            20,755
       Accounts Payable- Pre Petition                          11,537             7,207
       Accrued Expenses and Other Current
         Liabilities - Pre Petition                            36,433            42,495
       Other Liabilities                                        5,186             5,242
                                                      ---------------     -------------
           TOTAL LIABILITIES SUBJECT TO COMPROMISE          1,160,923         1,162,789(4)

    DEFERRED TAX LIABILITY                                     72,097            72,097

    STOCKHOLDERS' EQUITY
       Class A Common Stock                                        39                39
       Class B Common Stock                                         2                 2
       Additional Paid-In Capital                             671,459           671,459
       Accumulated Deficit - Pre Petition                    (370,814)         (370,814)(2)
       Accumulated Deficit - Post Petition                    (41,388)          (17,896)
                                                      ---------------     -------------
               TOTAL STOCKHOLDERS' EQUITY                     259,299           282,791
       Less:
       Treasury Stock                                          (6,123)           (6,123)
                                                      ---------------     -------------
               TOTAL STOCKHOLDERS' EQUITY                     253,176           276,668

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $1,595,286        $1,622,875
                                                      ---------------     -------------
                                                      ---------------     -------------

                                  SEE ACCOMPANYING NOTES

                                          6 of 17

FOOTNOTES TO THE FINANCIAL STATEMENTS:

1. The audit of the Financial Statements of the Debtors for the year ended December 31, 1996 has not been completed. The Debtors do not expect to file their Reports on Form 10-K for the year ended December 31, 1996 with the SEC until May 31, 1997.

    Therefore, in addition to the adjustments reflected in the Financial Statements, the Financial Statements included in this Monthly Operating Report do not reflect the effect of any audit adjustments for the year ended December 31, 1996, which adjustments may have a material effect on the Debtors' results of operations, financial condition and liquidity.

    The Debtors believe that there may be audit adjustments to their Accounts Receivable, Inventory, Fixed Assets and Intangible Assets. There may also be adjustments to certain other accounts as a result of the audit and the Debtors' filing for protection under Chapter 11 of the U.S. Bankruptcy Code on January 30, 1997.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and seventeen of MobileMedia Communications subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession ("DIP") and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

    The Court has authorized the debtors to pay certain pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages;
    (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize their business and minimize any disruption caused by the Chapter 11 cases.

    The Debtors have 120 days from the date of the filing of their petitions for relief under Chapter 11 as their exclusive period to file a plan of reorganization, which period may be extended by order of the Bankruptcy Court.

4. The Consolidated Statement of Operations includes for the period ending March 31, 1997: (a) an adjustment of approximately $10.1 million to decrease Service, Rents and Maintenance revenue for the first quarter of 1997, $6.7 million of which relates to January and February 1997. Such adjustment reflects the recording of a reserve for potential disparities between recorded revenues and collections. Accordingly, results for the month of March 1997 are not indicative of the Debtors' underlying performance during that month; and (b) an adjustment of approximately $1.0 million to decrease Cost of Products Sold during the first quarter of 1997. Such adjustment is offset by a reduction in an Inventory reserve established as of December 31, 1996. See Headnotes 1 and 2 to Consolidated Balance Sheet.

5. The Consolidated Balance Sheet includes the following adjustments: (a) an approximate $1.0 million reduction in an Inventory reserve established at December 31, 1996; (b) adjustments to Inventory and Accumulated Deficit-Pre-Petition as previously reported at February 28, 1997, consisting of (i) an adjustment of approximately $3.2 million to decrease Inventory, reflecting the establishment of a lower of cost or market reserve at December 31, 1996, and (ii) a corresponding increase in Accumulated Deficit-Pre-Petition; (c) adjustments to previously reported Property and Equipment, Net and Accrued Expenses and Other Current Liabilities at February 28, 1997, consisting of (i) an adjustment of approximately $3.6 million to decrease Accrued Expenses and Other Current Liabilities, reflecting a review of accounts payable and the elimination of certain duplicative entries at December 31, 1996, and (ii) a corresponding reduction in Property and Equipment, Net and (d) the February 28, 1997 Balance Sheet has been restated to reflect the reclassification of the Chase Credit Facility and Deferred Tax Liability. See Headnotes 1 and 2 to the Consolidated Statement of Operations.

6. During the month of February 1997, the Debtors drew down $45 million of their DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the month of March 1997, the Debtors repaid $25 million of borrowing under the DIP facility.

7. The Company is the second largest paging company in the U.S., with approximately 4.2 million units in service at March 31, 1997, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, Inc. ("MobileMedia Communications") and its subsidiaries. The Company markets its services under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

8. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

    On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

    On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directs an Administrative Law Judge to take evidence and develop a full factual record on issues concerning the Company's filing of false forms and applications. The Company may continue to operate their licensed facilities and provide service to the public during the pendency of the hearing. The FCC's order initiates a fact-finding and evaluative hearing process to gather information with which to make a decision, but is not a final disposition of the Company's regulatory issues. The Company cannot be certain of the outcome of the process initiated by the FCC's action. An adverse outcome of this proceeding could result in the loss of the Company's licenses or substantial monetary fines, or both. Any such outcome would have a material adverse effect on the Company's financial condition and results of operations.

    On April 23, 1997, the Company filed a motion with the FCC seeking a stay of the hearing proceeding instituted by the FCC order entered April 7, 1997. The motion discusses the consequences of a grant and a denial of the motion to the Company and its debt and equity holders. The Company filed a Current Report on Form 8-K with the SEC that includes a copy of the motion.

    The Company cannot be certain what monetary forfeitures or other further actions the FCC may take in regard to this matter or the timing of any such actions, but such actions could have a material adverse effect upon the financial condition or operations of the Company.

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                           CONSOLIDATED STATEMENT OF CASH
                              RECEIPTS AND DISBURSEMENTS
                          FOR THE MONTH ENDED MARCH 31, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

------------------------------------------------------------------------------

The Debtors have 69 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

THE AUDIT OF THE FINANCIAL STATEMENTS OF THE DEBTORS FOR THE YEAR ENDED DECEMBER 31, 1996 HAS NOT BEEN COMPLETED. THE DEBTORS DO NOT EXPECT TO FILE THEIR REPORTS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WITH THE SEC UNTIL MAY 31, 1997.

THEREFORE, THE FINANCIAL STATEMENTS INCLUDED IN THIS MONTHLY OPERATING REPORT DO NOT REFLECT THE EFFECT OF ANY AUDIT ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH ADJUSTMENTS MAY BE MATERIAL.

THE DEBTORS BELIEVE THAT THERE MAY BE AUDIT ADJUSTMENTS TO ITS ACCOUNTS RECEIVABLE, INVENTORY, FIXED ASSETS AND INTANGIBLE ASSETS. THERE MAY ALSO BE ADJUSTMENTS TO CERTAIN OTHER ACCOUNTS AS A RESULT OF THE AUDIT AND THE DEBTORS' FILING FOR PROTECTION UNDER CHAPTER 11 OF THE US BANKRUPTCY CODE ON JANUARY 30, 1997.

THE CONSOLIDATED STATEMENT OF CASH FLOWS SHOULD BE READ IN CONJUNCTION WITH ALL OF THE FOOTNOTES DISCLOSED ON PAGES 7 THROUGH 9 OF THIS REPORT. RESULTS FOR THE MONTH OF MARCH 1997 ARE NOT INDICATIVE OF THE DEBTORS' UNDERLYING PERFORMANCE DURING THAT MONTH.

                  MOBILEMEDIA CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED STATEMENT OF CASH FLOWS
         FOR THE MONTHS ENDED MARCH 31, 1997 AND FEBRUARY 28, 1997
                                (UNAUDITED)
                               (IN THOUSANDS)


                                                                    MARCH 1997     FEBRUARY 1997
                                                                 --------------   ----------------

         OPERATING ACTIVITIES
           NET LOSS                                                   ($23,492)        ($17,896)
           ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
           PROVIDED BY (USED IN) OPERATING ACTIVITIES:
            Depreciation and Amortization                               19,017           21,647
            Provision for Uncollectible Accounts And Returns            13,767            4,423
            Undistributed Earnings of Affiliate                            (64)             (18)
            Deferred Financings Fees, Net                                  554             (805)
            Change in Operating Assets and Liabilities:
             Accounts Receivable                                        (6,353)         (12,654)
             Inventory                                                  (1,382)             524
             Prepaid Expenses and Other Assets                             (78)           1,170
             Accounts Payable, Accrued Expenses and Other               20,903          (43,492)
                                                                ---------------    --------------
         NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES            22,872          (47,101)


         INVESTING ACTIVITIES
           Construction And Capital Expenditures,
             Including Net Change In Pager Assets                       (3,972)          (3,403)
                                                                ---------------    --------------
         NET CASH USED IN INVESTING ACTIVITIES                          (3,972)          (3,403)


         FINANCING ACTIVITIES
           (Repayments)/Borrowings From DIP Credit Facility            (25,000)          45,000
                                                                ---------------    --------------
         NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES           (25,000)          45,000


         NET DECREASE IN CASH AND CASH EQUIVALENTS                      (6,101)          (5,504)
         CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD               20,545           26,048
                                                                ---------------    --------------
         CASH AND CASH EQUIVALENTS AT END OF PERIOD                    $14,444          $20,545
                                                                ---------------    --------------
                                                                ---------------    --------------

                             SEE ACCOMPANYING NOTES

                                    12 OF 17

                        OFFICE OF THE U.S. TRUSTEE - REGION 3
                     STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                        AGING OF POSTPETITION ACCOUNTS PAYABLE
                          FOR THE MONTH ENDED MARCH 31, 1997



DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)


-------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE AGING
         $  24,600,410       0 - 30 days old
            28,225,742       31 - 60 days old
            18,399,081       61 - 90 days old
            61,682,460       91+ days old
           132,907,693       TOTAL TRADE ACCOUNTS RECEIVABLE
          ( 41,040,467)      ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
            91,867,226       TRADE ACCOUNTS RECEIVABLE (NET)
             2,874,737       OTHER NON-TRADE RECEIVABLES
         $  94,741,963       ACCOUNTS RECEIVABLE, NET



AGING OF POSTPETITION ACCOUNTS PAYABLE
                        0-30      31-60     61-90     91+
                        Days      Days      Days      Days          Total
ACCOUNTS PAYABLE   $  5,265,972        0         0         0    $  5,265,972

                          OFFICE OF THE U.S. TRUSTEE - REGION 3
                            STATEMENT OF OPERATIONS, TAXES,
                                 INSURANCE AND PERSONNEL
                           FOR THE MONTH ENDED MARCH 31, 1997

DEBTOR NAME:  MOBILEMEDIA CORPORATION ET AL.

CASE NUMBER:  97-174 (PJW)

-------------------------------------------------------------------------------



STATUS OF POSTPETITION TAXES

                             BEGINNING        AMOUNT                       ENDING
                                TAX          WITHHELD       AMOUNT           TAX         DELINQUENT
                             LIABILITY      OR ACCRUED       PAID         LIABILITY         TAXES

FEDERAL
WITHHOLDING                  $        0   $  1,161,968   $  1,161,968   $          0    $         0
FICA-EMPLOYEE                         0        677,584        677,584              0              0
FICA-EMPLOYER                   162,917      1,327,329      1,295,862        194,384              0
UNEMPLOYMENT                     13,827         36,362         38,607         11,582              0
INCOME                                0              0              0              0              0
TOTAL FEDERAL TAXES             176,744      3,203,243      3,174,021        205,966              0

STATE AND LOCAL
WITHHOLDING                       1,406        207,082        208,488              0              0
SALES                             4,254      1,269,511        839,477        434,288              0
UNEMPLOYMENT                     48,200        172,961        147,292         73,869              0
REAL PROPERTY                    65,459        645,227              0        710,686              0
OTHER                            11,730        222,484         82,002        152,212              0
TOTAL STATE  AND LOCAL          131,049      2,517,265      1,277,259      1,371,055              0

TOTAL TAXES                  $  307,793   $  5,720,508   $  4,451,280   $  1,577,021    $         0



                                 PAYMENTS TO INSIDERS AND PROFESSIONALS
                                   FOR THE MONTH ENDED MARCH 31, 1997

                                                  INSIDERS

    Payee Name               Position                 Salary/Auto    Reimbursable
                                                        Allowance      Expenses            Total
--------------------------------------------------------------------------------------------------

Boykin, Roberta         Assistant Corporate Counsel    $    8,462    $        0          $  8,462

Burdette, H. Stephen    Senior VP Corporate
                        Development and Acting
                        Senior VP Operations               13,923        11,649            25,572

Cross, Andrew           Executive VP Sales and Marketing   17,000        14,831            31,831

Grawert, Ron            Chief Executive Officer            30,769         5,859            36,628

Gray, Patricia          Acting Corporate Counsel           13,085         1,597            14,682

Gross, Steven           Senior VP Strategic Planning       13,692        10,493            24,185

Hilson, Debra           Paralegal                           3,546         3,610             7,156

Hughes, Curtis          Assistant VP of Mgmt.
                        Information Systems                 8,038         5,656            13,694

Pascucci, James         Assistant Treasurer                 7,315         9,055            16,370

Pittsman, Santo         Senior VP and Chief
                        Financial Officer                  15,846         2,075            17,921

Shea, Kevin             Treasurer                          10,778             0            10,778

Witsaman, Mark          Senior VP and Chief
                        Technology Officer                 13,923         4,233            18,156

                                                           TOTAL PAYMENTS TO INSIDERS  $  225,435



                                            PROFESSIONALS


                                           Date of
                                            Court           Invoices       Invoices       Balance
Name and Relationship                      Approval         Received         Paid           Due
---------------------------------------------------------------------------------------------------

1.  Ernst & Young - Financial
    Consultants to Debtor                   1/30/97        $  621,193     $  506,850     $  114,343

3.  Latham & Watkins - Counsel to
    Debtor                                  1/30/97           167,999              0        167,999

4.  Alvarez & Marsal Inc.- Restructuring
    consultant to Debtor                    1/30/97           126,589        102,943         23,646

5.  Sidley & Austin - Counsel to Debtor     1/30/97           214,695              0        214,695

       TOTAL PAYMENTS TO PROFESSIONALS                   $  1,130,476     $  609,793     $  520,683



ADEQUATE PROTECTION PAYMENTS
FOR THE MONTH ENDED MARCH 31, 1997

                                                 SCHEDULED         AMOUNTS
                                                  MONTHLY           PAID           TOTAL
                                                 PAYMENTS           DURING         UNPAID
NAME OF CREDITOR                                    DUE             MONTH       POSTPETITION
----------------------------------------------------------------------------------------------

The Chase Manhattan Bank - (Interest)          $  3,082,414     $  3,082,414                0



QUESTIONNAIRE
FOR THE MONTH ENDED MARCH 31, 1997                                                                           YES       NO
--------------------------------------------------------------------------------------------------------------------------

1.  Have any assets been sold or transferred outside the normal course of business this reporting period?              NO
2.  Have any funds been disbursed from any account other than a debtor in possession account?                          NO
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                             NO
4.  Have any payments been made of prepetition liabilities this reporting period?                            YES
5.  Have any postpetition loans been received by the debtor from any party?                                  YES
6.  Are any postpetition payroll taxes past due?                                                                       NO
7.  Are any postpetition state or federal income taxes past due?                                                       NO
8.  Are any postpetition real estate taxes past due?                                                                   NO
9.  Are any postpetition taxes past due?                                                                               NO
10. Are any amounts owed to postpetition creditors past due?                                                           NO
11. Have any prepetition taxes been paid during the reporting period?                                        YES
12. Are any wage payments past due?                                                                                    NO

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.  The Court has authorized the debtors to pay certain pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of their DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the month of March 1997, the Debtors repaid $25 million of borrowing under the DIP facility.

                                   INSURANCE
                      FOR THE MONTH ENDED MARCH 31, 1997
-----------------------------------------------------------------------------
      THERE WERE NO CHANGES IN INSURANCE COVERAGE FOR THE REPORTING PERIOD.


                                   PERSONNEL
                     FOR THE MONTH ENDED MARCH 31, 1997
-----------------------------------------------------------------------------
                                                         Full Time  Part Time
1.  Total number of employees at beginning of period       3,376       206
2.  Number of employees hired during the period               22        10
3.  Number of employees terminated or resigned during the
    period                                                   (81)      (26)
4.  Total number of employees on payroll at end of period  3,317       190